UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2016

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Multi Packaging Solutions International Limited

(Exact name of registrant as specified in its charter)

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Bermuda	001-37598	98-1249740
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

(Address of Principal Executive Offices)

(441) 295-5950

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

On September 16, 2016, Multi Packaging Solutions International Limited (“MPS”) announced that it had issued a notice of redemption to redeem all of its outstanding $200 million in aggregate principal amount of 8.500% Senior Notes due 2021 (the “Notes”) on October 17, 2016, at a redemption price of 106.375%.  The redemption is subject to the satisfaction of specified conditions precedent, including the condition that MPS, or its affiliates, has consummated a financing for the purpose of redeeming the Notes on terms satisfactory to it as well as paying the related call premium and fees associated with the transaction, and may be delayed in the sole discretion of MPS.  The proposed redemption will be funded in part by the proceeds of a proposed new US Dollar tranche B term loan.  MPS concurrently intends to reprice its existing Euro tranche B term loans and Sterling tranche B term loans and to upsize its US Dollar revolving credit facility from $50 million to $70 million (collectively, the “Refinancing”).  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

MPS cannot provide any assurances about the timing, terms or interest rate associated with the planned redemption, refinancing, repricing or upsizing, or that the redemption, refinancing, repricing and upsizing transactions can be completed at all.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report contains certain forward-looking statements regarding MPS and its subsidiaries, including statements regarding the contemplated redemption of the Notes and the Refinancing. These statements are based on management’s expectations as well as estimates and assumptions prepared by management that, although they believe to be reasonable, are inherently uncertain. These statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of MPS’ control that may cause its business, industry, strategy, financing activities or actual results to differ materially. MPS undertakes no obligation to update or revise any of the forward looking statements contained herein, whether as a result of new information, future events or otherwise.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 16, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI PACKAGING SOLUTIONS INTERNATIONAL LIMITED

Date: September 19, 2016	By:	/s/ William H. Hogan
William H. Hogan
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 16, 2016.